SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

Champion Enterprises, Inc.

(Exact name of Registrant as Specified in Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 248/340-9090

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Press Release, dated July 13, 2004
Executive Employment Agreement

Item 5. Other Events.

     On July 13, 2004, Champion Enterprises, Inc. (the “Company”) issued a press release announcing that William C. Griffiths was named president and chief executive officer of the Company. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. In connection with this appointment, the Company entered into an Executive Employment Agreement with Mr. Griffiths. This agreement is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated July 13, 2004.

99.2	Executive Employment Agreement with William C. Griffiths, dated as of July 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.
	By:	/s/ John J. Collins, Jr.
John J. Collins, Jr., Senior Vice President,
Date: July 13, 2004		General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated July 13, 2004.

99.2	Executive Employment Agreement with William C. Griffiths, dated as of July 12, 2004.